Exhibit 10.16

关于上市后三年内稳定公司股价的预案及约束措施的承诺函

Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures

为维护北京通美晶体技术股份有限公司（以下简称“公司”）股票上市后股价的稳定，充分保护公司股东特别是中小股东的权益，公司特制定《北京通美晶体技术股份有限公司上市后三年内稳定公司股价的预案》（以下简称“《稳定股价的预案》”）。根据中国证券监督管理委员会（以下简称“中国证监会”）《关于进一步推进新股发行体制改革的意见》的要求，公司及其控股股东、在公司领取薪酬和/或津贴的董事（独立董事除外，下同）和高级管理人员承诺将严格遵守下述稳定公司股价的预案：

In order to maintain the stable stock price after the stocks of Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Company”) are listed and fully protect the rights and interests of the Company’s shareholders and especially the small and medium shareholders, the Company hereby formulates the Plan of Beijing Tongmei Xtal Technology Co., Ltd. for Stabilizing the Company’s Share Price within Three Years upon the Listing (hereinafter referred to as the “Plan for Stabilizing the Stock Price”). According to the requirements of the Opinions on Further Promoting the Reform of New Stock Issue System of China Securities Regulatory Commission (hereinafter referred to as “CSRC”), the Company and its controlling shareholder, directors (except independent directors, the same below) and senior executives receiving the remunerations and/or allowances from the Company shall undertake to strictly observe the following plan for stabilizing the Company’s stock price:

一、启动和停止股价稳定措施的条件

I. Conditions for starting and stopping the measures for stabilizing the stock price

（一）启动条件：如果公司首次公开发行股票并在科创板上市后三年内股价出现连续20个交易日收盘价均低于公司上一个会计年度经审计的每股净资产（每股净资产=合并财务报表中归属于母公司普通股股东权益合计数/年末公司股份总数，如果公司股票发生派息、送股、资本公积金转增股本、增发新股等除权、除息事项或者因其他原因导致公司净资产或股份总数发生变化的，则相关的计算对比方法按照证券交易所的有关规定或者其他适用的规定做调整处理，下同）的情况时，公司将按照顺序采取以下措施中的一项或多项稳定公司股价：（1）公司回购股票；（2）控股股东增持股票；（3）董事和高级管理人员增持股票。

(I) Conditions for starting the measures: if the closing stock price is lower than the audited net assets per share (net assets per share = the total number of rights and interests attributable to the common shareholders of the parent company in the consolidated financial statements/the total number of the Company’s shares at the year end, in case of any change in the net assets or total shares of the Company due to ex-right and ex-dividend matters such as

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Exhibit 10.16

dividend payout, stock dividend, conversion of capital reserve into share capital and additional issuance of new stocks in the Company’s stocks or for other reasons, then the relevant calculation and comparison methods shall be adjusted according to the relevant stipulations of the stock exchange or other applicable stipulations, the same below) of the Company in the previous accounting year for 20 consecutive trading days within three years after the Company makes the IPO and is listed on the Science and Technology Innovation Board, the Company will take one or multiple measures as follows in sequence to stabilize the Company’s stock price: (1) the Company repurchases the shares; (2) the controlling shareholder increases the shares; (3) directors and senior executives increase the shares.

（二）停止条件：在以下稳定股价具体措施的实施期间内，如公司股票连续20个交易日收盘价均高于公司上一个会计年度经审计的每股净资产时，或继续回购和/或增持公司股份将导致公司股权分布不符合上市条件，将停止实施股价稳定措施。

(II) Conditions for stopping the measures: within the implementation period of the following specific measures for stabilizing the stock price, if the Company’s closing stock price is higher than the audited net assets per share of the Company in the previous accounting year for 20 consecutive trading days, or if the continued repurchase and/or increase of the Company’s shares will cause the Company’s equity distribution to fail to meet the listing conditions, the Company will stop implementing the measures for stabilizing the stock price.

二、稳定股价的措施

II. Measures for stabilizing the stock price

（一）公司稳定股价的措施

(I) The Company’s measures for stabilizing the stock price

当触发上述股价稳定措施的启动条件时，在确保公司股权分布符合上市条件以及不影响公司正常生产经营的前提下，公司应依照《中华人民共和国公司法》《上市公司回购社会公众股份管理办法（试行）》《关于上市公司以集中竞价交易方式回购股份的补充规定》等法律、行政法规、部门规章、规范性文件、证券交易所相关规定、公司章程及公司内部治理制度的规定，及时履行相关法定程序后，向社会公众股东回购股份。

When the conditions for starting the above measures for stabilizing the stock price are triggered, in the premise of ensuring the compliance of the Company’s equity distribution with the listing conditions and not influencing the Company’s normal production or operation, the Company shall repurchase the shares from the social public shareholders after it timely performs the relevant legal procedures according to the laws such as the Company Law

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Exhibit 10.16

of the People’s Republic of China, Measures for Management of the Repurchase of Social Public Shares by the Listed Companies (Trial) and Supplementary Provisions on Share Purchase by the Listed Companies in the Way of Centralized Competitive Price Transaction, administrative regulations, departmental rules, normative documents, relevant stipulations of stock exchange, the Articles of Association and the stipulations of the corporate internal governance system.

公司应在触发稳定股价措施日起10个交易日内召开董事会审议公司回购股份的议案，议案须经公司董事会全体董事过半数表决通过，并在董事会做出决议后的2个交易日内公告董事会决议、有关议案及召开股东大会的通知。回购股份的议案应包括拟回购股份的价格或价格区间、股份数量、回购期限以及届时有效的法律、行政法规、部门规章、规范性文件以及证券交易所相关规定应包含的其他信息。公司股东大会对回购股份的议案做出决议，须经出席股东大会的股东所持表决权三分之二以上通过，公司控股股东承诺就该等回购事宜在股东大会中投赞成票。公司应在股东大会审议通过该等方案后的5个交易日内启动稳定股价具体方案的实施。回购的股份将被依法注销并及时办理公司减资程序。

The Company shall hold a board meeting within 10 trading days from the date when the conditions for measures for stabilizing the stock price are triggered, to deliberate the Company’s proposal on the share repurchase, and the proposal shall be approved by voting of more than half of all directors of the Board of Directors of the Company, and the resolution and related proposal of the board meeting and the notice on holding the shareholders’ meeting shall be announced within 2 trading days after the board meeting makes the resolution. The proposal on the share repurchase shall include the price or price range of shares planning to be repurchased, the share quantity, the repurchase term as well as other information to be contained by the effective laws, administrative regulations, departmental rules, normative documents and relevant stipulations of the stock exchange at that time. The proposal on share repurchase shall be resolved at the shareholders’ meeting of the Company, which shall be approved by more than two thirds of the voting power held by the shareholders attending the shareholders’ meeting. The Company’s controlling shareholder undertakes to vote in favor of such repurchase matters at the shareholders’ meeting. The Company shall start implementing the specific scheme for stabilizing the stock price within 5 trading days after such scheme is deliberated and approved at the shareholder’s meeting. The shares repurchased will be cancelled according to law, and the Company’s capital reduction procedure will be timely handled.

公司为稳定股价之目的通过回购股份议案的，回购公司股份的数量、金额应当符合以下条件：

If the Company approves the share repurchase proposal for the purpose of stabilizing the stock price, the quantity and amount of the Company’s shares repurchased shall meet the following conditions:

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Exhibit 10.16

1、单次用于回购股份的资金金额不低于上一个会计年度经审计的归属于公司股东净利润的10%，但不高于上一个会计年度经审计的归属于公司股东净利润的20%；

1. The amount of funds used for a single share repurchase shall be no less than 10% of the audited net profit attributable to the Company’s shareholders in the previous accounting year but shall be no more than 20% of the audited net profit attributable to the Company’s shareholders in the previous accounting year;

2、同一会计年度内用于稳定股价的回购资金合计不超过上一个会计年度经审计的归属于公司股东净利润的50%。

2. The total repurchase funds used to stabilize the stock price within a same accounting year shall not exceed 50% of the audited net profit attributable to the Company’s shareholders in the previous accounting year.

超过上述标准的，有关稳定股价措施在当年度不再继续实施。但如下一年度继续出现需启动稳定股价措施的情形时，公司将继续按照上述原则执行稳定股价预案。

If the above standards are exceeded, the relevant measures for stabilizing the stock price shall not be continued any longer in the current year. However, in case of the circumstances for which the measures for stabilizing the stock price need to be started again in the next year, the Company will continue to implement the plan for stabilizing the stock price according to the above principles.

（二）控股股东稳定股价的措施

(II) Controlling shareholder’s measures for stabilizing the stock price

当公司回购股份方案实施期限届满之日后公司股票连续20个交易日的收盘价均低于公司上一个会计年度经审计的每股净资产时，或无法实施公司回购股份的股价稳定措施时，公司控股股东应启动通过二级市场以竞价交易方式增持公司股份的方案：

When the Company’s closing stock price is lower than the audited net assets per share of the Company in the previous year for 20 consecutive trading days upon the expiration date of the implementation term of the Company’s share repurchase scheme, or when the Company’s stock price stabilization measure by repurchasing the shares is unable to be implemented, the Company’s controlling shareholder shall start the scheme for increasing the Company’s shares in the way of competitive price transaction through the secondary market:

1、公司控股股东应在符合《上市公司收购管理办法》《上海证券交易所科创板股票上市规则》等法律、行政法规、部门规章、规范性文件、证券交易所相关规定的条件和要求的前提下，对公司股票进行增持，并承诺就公司稳定股价方案以其所拥有的全部表决票数在股东大会上投赞成票。

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Exhibit 10.16

1. The Company’s controlling shareholder shall increase the Company’s shares in the premise of meeting the conditions and requirements of the laws such as the Measures for Management of the Acquisition of Listed Companies and the Rules of Shanghai Stock Exchange for Stock Listing on the Science and Technology Innovation Board, administrative regulations, departmental rules, normative documents and relevant stipulations of the stock exchange, and shall undertake to vote in favor of the Company’s scheme for stabilizing the stock price with all its votes at the shareholders’ meeting.

2、控股股东应在触发稳定股价措施日起10个交易日内，将其增持公司股份的具体计划书面通知公司并由公司公告。控股股东应在稳定股价方案公告后的5个交易日内启动稳定股价具体方案的实施。

2. The controlling shareholder shall notify the Company of its specific plan for increasing the Company’s shares in writing and have the Company announce it within 10 trading days from the date when the conditions for measures for stabilizing the stock price are triggered. The controlling shareholder shall start implementing the specific scheme for stabilizing the stock price within 5 trading days after the scheme for stabilizing the stock price is announced.

3、公司控股股东为稳定股价之目的增持公司股份的，增持公司股份的数量、金额应当符合以下条件：

3. If the Company’s controlling shareholder increases the Company’s shares for the purpose of stabilizing the stock price, the quantity and amount of the Company’s shares increased shall meet the following conditions;

（1）连续12个月内控股股东增持公司股份的累计资金金额不低于其上一年度获得的公司税后现金分红金额的30%，不超过控股股东上一年度获得的公司税后现金分红总额；

(1) The accumulated amount of funds used by the controlling shareholder to increase the Company’s shares in 12 consecutive months shall be no less than 30% of the after-tax cash dividend amount obtained by it from the Company in the previous year and shall not exceed the total amount of after-tax cash dividend obtained by the controlling shareholder in the previous year;

（2）连续12个月内累计增持股份数量不超过公司股份总数的2%。若本项要求与第（1）项矛盾的，以本项为准。

(2) The accumulated quantity of shares increased in 12 consecutive months shall not exceed 2% of the total quantity of the Company’s shares. If this requirement conflicts with (1), this requirement shall prevail.

超过上述标准的，有关稳定股价措施在当年度不再继续实施。但如下一年度继续出现需启动稳定股价措施的情形时，其将继续按照上述原则执行稳定股价预案。

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Exhibit 10.16

If the above standards are exceeded, the relevant measures for stabilizing the stock price shall not be continued any longer in the current year. However, in case of the circumstances for which the measures for stabilizing the stock price need to be started again in the next year, the controlling shareholder will continue to implement the plan for stabilizing the stock price according to the above principles.

（三）董事、高级管理人员稳定股价的措施

(III) Measures of directors and senior executives for stabilizing the stock price

当公司启动股价稳定措施并且控股股东增持股份方案实施期限届满之日后公司股票连续20个交易日的收盘价均低于公司上一个会计年度经审计的每股净资产时，或无法实施控股股东增持股份的股价稳定措施时，董事、高级管理人员应启动通过二级市场以竞价交易方式增持公司股份的方案：

When the Company’s closing stock price is lower than the audited net assets per share of the Company in the previous accounting year for 20 consecutive trading days upon the expiration date of the implementation term for the controlling shareholder’s scheme for share increase when the Company starts the measures for stabilizing the stock price, or when the controlling shareholder’s stock price stabilization measure by increasing the shares is unable to be implemented, the directors and senior executive shall start the scheme for increasing the Company’s shares in the way of competitive price transaction through the secondary market:

1、董事、高级管理人员应在符合《上市公司收购管理办法》《上市公司董事、监事和高级管理人员所持本公司股份及其变动管理规则》等法律、行政法规、部门规章、规范性文件、证券交易所相关规定的条件和要求的前提下，对公司股票进行增持，并承诺就公司稳定股价方案以其董事身份（如有）在董事会上投赞成票。

1. Directors and senior executives shall increase the Company’s shares in the premise of meeting the conditions and requirements of the laws such as the Measures for Management of the Acquisition of Listed Companies and the Rules for Management of the Companies’ Shares Held by the Directors, Supervisors and Senior Executives of Listed Companies and Their Changes, administrative regulations, departmental rules, normative documents and relevant stipulations of the stock exchange, and shall undertake to vote in favor of the Company’s scheme for stabilizing the stock price at the board meeting with their identity of director (if any).

2、上述负有增持义务的董事、高级管理人员应在触发稳定股价措施日起10个交易日内，将其增持公司股份的具体计划书面通知公司并由公司公告。该等董事、高级管理人员应在稳定股价方案公告后的5个交易日内启动稳定股价具体方案的实施。

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Exhibit 10.16

2. The above directors and senior executives bearing the share increase obligation shall notify the Company of their specific plans for increasing the Company’s shares in writing and have the Company announce the plans within 10 trading days from the date when the conditions for measures for stabilizing the stock price are triggered. Such directors and senior executives shall start implementing the specific schemes for stabilizing the stock price within 5 trading days after the schemes for stabilizing the stock price are announced.

3、除不可抗力外，上述负有增持义务的董事、高级管理人员为稳定股价之目的增持公司股份的，增持公司股份的数量、金额应当符合以下条件：

3. Except for the force majeure, if the directors and senior executives bearing the above share increase the Company’s shares for the purpose of stabilizing the stock price, the quantity and amount of the Company’s shares increased shall meet the following conditions:

自上述股价稳定措施启动条件成就之日起一个会计年度内，董事、高级管理人员增持公司股票的资金金额不低于其上年度从公司领取的税后现金分红（如有）、薪酬和津贴合计金额的10%，但不超过30%。

Within one accounting year from the conditions for starting the above stock price stabilization measures are met, the amount of funds used by directors and senior executives to increase the Company’s shares shall be no less than 10% of total amount of after-tax cash dividends (if any), remunerations and allowances received by them from the Company in the previous year but shall not exceed 30%.

超过上述标准的，有关稳定股价措施在当年度不再继续实施。但如下一年度继续出现需启动稳定股价措施的情形时，其将继续按照上述原则执行稳定股价预案。

If the above standards are exceeded, the relevant measures for stabilizing the stock price shall not be continued any longer in the current year. However, in case of the circumstances for which the measures for stabilizing the stock price need to be started again in the next year, the directors and senior executives will continue to implement the plan for stabilizing the stock price according to the above principles.

4、在《稳定股价的预案》有效期内，新聘任的符合上述条件的董事和高级管理人员应当遵守《稳定股价的预案》关于公司董事、高级管理人员的义务及责任的规定。公司及公司控股股东、现有董事、高级管理人员应当促成新聘任的该等董事、高级管理人员遵守《稳定股价的预案》，并在其获得书面提名前签署相关承诺。

4. Within the valid term of the Plan for Stabilizing the Stock Price, the newly-employed directors and senior executives in line with the above conditions shall observe the stipulations on the obligations and responsibilities of the Company’s directors and senior executives in the Plan for Stabilizing the Stock Price. The Company and the

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Exhibit 10.16

Company’s controlling shareholder, existing directors and senior executives shall facilitate such newly-employed directors and senior executives to observe the Plan for Stabilizing the Stock Price and sign the relevant commitments before they are nominated in writing.

（四）其他稳定股价的措施

(IV) Other measures for stabilizing the stock price

1、符合法律、行政法规、部门规章、规范性文件以及证券交易所相关规定并保证公司经营资金需求的前提下，经董事会、股东大会审议同意，公司可通过实施利润分配或资本公积金转增股本的方式稳定公司股价；

1. In the premise of complying with the laws, administrative regulations, departmental rules, normative documents and relevant provisions of the stock exchange and guaranteeing the Company’s operation fund demand, upon the deliberation and consent of the Board of Directors and General Meeting of Shareholders, the Company may stabilize the Company’s stock price through profit allocation or conversion of capital reserve into share capital;

2、符合法律、行政法规、部门规章、规范性文件以及证券交易所相关规定前提下，公司可通过削减开支、限制高级管理人员薪酬、暂停股权激励计划等方式提升公司业绩、稳定公司股价；

2. In the premise of complying with the laws, administrative regulations, departmental rules, normative documents and relevant provisions of the stock exchange, the Company may promote the Company’s performance and stabilize the Company’s stock price by means of reducing the expenditures, limiting the senior executives remuneration and suspending the equity incentive plan;

3、法律、行政法规、部门规章、规范性文件规定的以及中国证监会、证券交易所认可的其他稳定股价的措施。

3. Other measures for stabilizing the stock price stipulated by laws, administrative regulations, departmental rules and normative documents and recognized by CSRC and the Stock Exchange.

三、约束措施

III. Restraint measures

（一）公司未履行稳定股价承诺的约束措施

(I) Restrain measures for the Company’s failure to perform the commitment of stabilizing the stock price

如公司未能履行或未按期履行稳定股价承诺，需在股东大会及中国证监会指定的披露媒体上公开说明具体原因。如非因不可抗力导致，给投资者造成损失的，公司将向投资者依法承担赔偿责任，并按照

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Exhibit 10.16

法律、行政法规及相关监管机构的要求承担相应的责任；如因不可抗力导致，应尽快研究将投资者利益损失降低到最小的处理方案，并提交股东大会审议，尽可能地保护公司投资者利益。

If the Company fails to perform or does not perform the commitment of stabilizing the stock price on schedule, it shall explain the specific reasons publicly at the shareholders’ meeting and in the disclosure media designated by CSRC. If for the reasons other than the force majeure, the Company will be liable for compensating the investors for the losses caused to the investors, and shall bear the corresponding responsibilities according to the laws, administrative regulations and the requirements of relevant regulators; in case of force majeure, the Company shall study the disposal scheme for minimizing the losses to the investors’ benefits as soon as possible and submit it to the shareholders’ meeting for deliberation, so as to protect the benefits of the Company’s investors as far as possible.

（二）控股股东未履行稳定股价承诺的约束措施

(II) Restraint measures for the controlling shareholder’s failure to perform the commitment of stabilizing the stock price

如控股股东未能履行或未按期履行稳定股价承诺，需在股东大会及中国证监会指定的披露媒体上公开说明具体原因。如非因不可抗力导致，应同意在履行完毕相关承诺前暂不领取公司分配利润中归属于控股股东的部分，给投资者造成损失的，依法赔偿投资者损失；如因不可抗力导致，尽快研究将投资者利益损失降低到最小的处理方案，尽可能地保护投资者利益。

If the controlling shareholder fails to perform or does not perform the commitment of stabilizing the stock price on schedule, it shall explain the specific reasons publicly at the shareholders’ meeting and in the disclosure media designated by CSRC. If for the reasons other than the force majeure, it shall agree not to receive the part attributable to the controlling shareholder in the profit allocated by the Company for the time being before completing the performance of relevant commitments, and shall compensate the investors for the losses caused to the investors according to law; in case of force majeure, the controlling shareholder shall study the disposal scheme for minimizing the losses to the investors’ benefits as soon as possible, so as to protect the benefits of the investors as far as possible.

（三）董事、高级管理人员未履行稳定股价承诺的约束措施

(III) Restraint measures for failure of directors and senior executives to perform the commitment of stabilizing the stock price

如上述负有增持义务的董事、高级管理人员未能履行或未按期履行稳定股价承诺，需在股东大会及中国证监会指定的披露媒体上公开说明具体原因。如非因不可抗力导致，应调减或停发董事、高级管理

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Exhibit 10.16

人员薪酬和/或津贴，给投资者造成损失的，依法赔偿投资者损失；如因不可抗力导致，应尽快研究将投资者利益损失降低到最小的处理方案，尽可能地保护投资者利益。

If the above directors and senior executives bearing the share increase obligation fail to perform or do not perform the commitment of stabilizing the stock price on schedule, they shall explain the specific reasons publicly at the shareholders’ meeting and in the disclosure media designated by CSRC. If for the reasons other than the force majeure, the remunerations and/or allowances of the directors and senior executives shall be reduced or suspended, and the directors and senior executives shall compensate the investors for the losses caused to the investors according to law; in case of force majeure, such directors and senior executives shall study the disposal scheme for minimizing the losses to the investors’ benefits as soon as possible, so as to protect the benefits of the investors as far as possible.

本承诺函自公司首次公开发行股票并在科创板上市之日起生效。

This letter of commitment shall take effect from the date when the Company makes the IPO and is listed on the Science and Technology Innovation Board.

（本页以下无正文）

(There is no text below this page)

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

北京通美晶体技术股份有限公司

Beijing Tongmei Xtal Technology Co., Ltd.

（盖章）

(Sealed)

日期：年月日

Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

控股股东：

Controlling shareholder:

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

董事长：

Chairman:

________________

MORRIS SHEN-SHIH YOUNG

日期：年月日

Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

董事、总经理：

Director and General Manager:

________________

VINCENT WENSEN LIU（刘文森）

日期：年月日

Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

董事、财务负责人：

Director and Financial Administrator

________________

郝泽

(Hao Ze)

日期：年月日

Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

董事、副总经理：

Director and Deputy General Manager:

________________

王育新

Wang Yuxin

日期：年月日

Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

董事、副总经理：

Director and Deputy General Manager:

________________

郭涛

Guo Tao

日期：年月日

Date: MM/DD/YY

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Exhibit 10.16

（本页无正文，为《关于上市后三年内稳定公司股价的预案及约束措施的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Plan for Stabilizing the Company’s Stock Price within Three Years upon the Listing and the Restraint Measures)

董事会秘书：

Board Secretary:

________________

宋晶

Song Jing

日期：年月日

Date: MM/DD/YY

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